Back to Form 8-k
Exhibit 10.1
WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C - Effective Date: June 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS.
REGION 2

REGION 2					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,094.18	$19,069.12		$1,368.69
3-11 Months	$183.50	$3,739.08		$565.44
1-13 Years	$111.16	$343.67		$429.44
14-54 Years Female	$309.07
14-54 Years Male	$132.76
14+ Years (Male and Female)		$793.42		$677.80
55+ Years (Male and Female)	$361.33
Under Age 65			$156.78				$449.53	$2,060.17
Age 65+			$109.02				$149.20	$1,371.74
Medicare Advantage/D-SNP
HIV-AIDS					$155.52	$2,709.60

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FP020, Attachment I, Exhibit I-C, Effective 6/1/14, Page 1 of 8

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C - Effective Date: June 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS.
REGION 3

REGION 3					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,238.09	$22,440.85		$1,394.00
3-11 Months	$207.64	$4,400.21		$575.89
1-13 Years	$125.78	$404.43		$437.38
14-54 Years Female	$349.72
14-54 Years Male	$150.23
14+ Years (Male and Female)		$933.71		$690.33
55+ Years (Male and Female)	$408.85
Under Age 65			$153.35				$472.74	$2,329.14
Age 65+			$106.64				$152.60	$799.31
Medicare Advantage/D-SNP
HIV-AIDS					$182.17	$2,716.88

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FP020, Attachment I, Exhibit I-C, Page 2 of 8

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C - Effective Date: June 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS.
REGION 4

REGION 4					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,146.64	$22,214.93		$1,527.41
3-11 Months	$192.30	$4,355.91		$631.01
1-13 Years	$116.49	$400.36		$479.24
14-54 Years Female	$323.89
14-54 Years Male	$139.13
14+ Years (Male and Female)		$924.31		$756.40
55+ Years (Male and Female)	$378.66
Under Age 65			$173.70				$506.58	$2,607.50
Age 65+			$120.79				$145.44	$918.74
Medicare Advantage/D-SNP
HIV-AIDS					$155.82	$2,510.63

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensi.ve plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FP020, Attachment I, Exhibit I-C, Page 3 of 8

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C - Effective Date: June 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS.
REGION 5

REGION 5					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,379.08	$24,358.89		$1,813.72
3-11 Months	$231.28	$4,776.30		$749.29
1-13 Years	$140.11	$439.00		$569.07
14-54 Years Female	$389.54
14-54 Years Male	$167.33
14+ Years (Male and Female)		$1,013.52		$898.18
55+ Years (Male and Female)	$455.41
Under Age 65			$131.76				$429.13	$2,543.89
Age 65+			$91.63				$139.74	$898.65
Medicare Advantage/D-SNP
HIV-AIDS					$154.10	$2,901.65

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FP020, Attachment I, Exhibit I-C, Page 4 of 8

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C- Effective Date: June 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS.
REGION 6

REGION 6					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,236.75	$22,061.70		$1,658.00
3-11 Months	$207.41	$4,325.87		$684.95
1-13 Years	$125.65	$397.60		$520.21
14-54 Years Female	$349.34
14-54 Years Male	$150.06
14+ Years (Male and Female)		$917.94		$821.06
55+ Years (Male and Female)	$408.41
Under Age 65			$127.88				$483.68	$2,622.99
Age 65+			$88.93				$143.92	$1,070.54
Medicare Advantage/D-SNP
HIV-AIDS					$163.87	$2,915.80

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FP020, Attachment I, Exhibit I-C, Page 5 of 8

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C- Effective Date: June 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS.
REGION 7

REGION 7					HIV/AIDS		Long-Term Care Program
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,377.06	$23,132.75		$2,023.61
3-11 Months	$193.73	$4,398.40		$579.64
1-13 Years	$112.90	$396.22		$462.88
14-54 Years Female	$340.44
14-54 Years Male	$138.48
14+ Years (Male and Female)		$882.80		$857.67
55+ Years (Male and Female)	$375.44
Under Age 65			$124.25				$283.60	$2,647.50
Age 65+			$85.84				$156.11	$1,781.28
Medicare Advantage/D-SNP			TBD
HIV-AIDS					$168.00	$2,925.00

_______________
1. This exhibit reflects the negotiated standard plan rates with the draft age factors provided in the ITN applied. Final rates will be adjusted for effective time period for the region, changes in hospital rates, CHIP transition children, and any other program changes that may occur prior to implementation.
2. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for individuals enrolled in both the MMA and LTC components of a comprehensive plan.
3. Rates shown reflect base rates and do not include the impacts of risk adjustment.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FP020, Attachment I, Exhibit I-C, Page 6 of 8

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C- Effective Date: June 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS.
REGION 8

REGION 8					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,272.17	$24,342.03		$1,365.24
3-11 Months	$213.35	$4,772.99		$564.01
1-13 Years	$129.25	$438.69		$428.36
14-54 Years Female	$359.34
14-54 Years Male	$154.36
14+ Years (Male and Female)		$1,012.82		$676.08
55+ Years (Male and Female)	$420.11
Under Age 65			$137.12				$421.88	$2,582.93
Age 65+			$95.35				$117.89	$860.96
Medicare Advantage/D-SNP
HIV-AIDS					$167.76	$2,922.78

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid’ Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FP020, Attachment I, Exhibit I-C, Page 7 of 8

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C - Effective Date: June 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS.
REGION 11

REGION 11					HIV/AIDS		Long-Term Care Program
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,582.86	$29,647.73		$2,292.43
3-11 Months	$222.69	$5,637.14		$656.64
1-13 Years	$129.78	$507.82		$524.37
14-54 Years Female	$391.32
14-54 Years Male	$159.18
14+ Years (Male and Female)		$1,131.42		$971.60
55+ Years (Male and Female)	$431.55
Under Age 65			$178.07				$289.82	$2,787.50
Age 65+			$123.03				$159.53	$1,875.48
Medicare Advantage/D-SNP			TBD
HIV-AIDS					$165.00	$3,525.00

_______________
1. This exhibit reflects the negotiated standard plan rates with the draft age factors provided in the ITN applied. Final rates will be adjusted for effective time period for the region, changes in hospital rates, CHIP transition children, and any other program changes that may occur prior to implementation.
2. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for individuals enrolled in both the MMA and LTC components of a comprehensive plan.
3. Rates shown reflect base rates and do not include the impacts of risk adjustment.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FP020, Attachment I, Exhibit I-C, Page 8 of 8